Risks and Liquidity	12 Months Ended
Dec. 31, 2022
Risks and Uncertainties [Abstract]
Risks and Liquidity	Risks and Liquidity
Going Concern, Liquidity and Capital Resources
The Company incurred a loss of $64.5 million for the year ended December 31, 2022. As of December 31, 2022, the Company’s current assets exceeded its current liabilities by $68.8 million.
The Company had $39.5 million of cash and cash equivalents, of which $19.9 million relate to investments in short-term marketable debt securities with an original maturity of three months or less at the date of purchase, and $32.6 million of short-term marketable debt securities with an original maturity of more than three months at the date of purchase. Management believes that the Company has sufficient capital to fund its operations and capital expenditures into the second half of 2024.